PROMISSORY NOTE



  $200,000.00                                           Dated: December 15, 1997
  Principal Amount                                              State of Arizona

        This Promissory Note is hereby entered into on the ]5th day of December, 1997 by and between Auto Network USA, Inc., an Arizona corporation having its office at 8135 E. Butherus, Suite 3, Scottsdale, Arizona 85260 , AND,
        Pinnacle Financial Corporation, whose address is 15001 North Hayden Road, Suite 111, Scottsdale, Arizona 85260, hereinafter referred to as the Lender.
        Borrowers hereby jointly and severally promise to pay to the order of Lender the sum of two hundred thousand dollars ($200,000.00), together with interest thereon at the rate of twelve percent (12%) per annum on the unpaid balance. Said sum shall be paid as follows:
        Interest payments of two thousand dollars ($2,000.00) payable in arrears on the ]5th day of each month beginning January 15, 1998; and,
        The principal amount of $200,000.00 shall be payable on December 15, 1998 unless such termination of this Note shall occur in which case all principal amount shall become immediately due and payable.
        This note may be prepaid, in full, at any time, without penalty.
        The proceeds from this Note shall at all times be solely used to acquire motor vehicles for resale and their titles shall also serve as security and as collateral against the eventual repayment of this Note. Pinnacle shall have the right to verify and confirm this collateral at any time and violation of this security shall be cause for the immediate termination of this Note.
        In the event this Note shall be in default, and placed with an attorney for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection. All payments hereunder shall be made to such address as shown above or as may from time to time be designated by Pinnacle. Default interest shall be at eighteen percent (I 8%) per annum.
        The undersigned and all other parties to this Note, whether as endorsers, guarantors or sureties, agree to remain fully bound hereunder until this note shall be fully












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Promissory Note page 2

   paid and waive demand, presentment and protest and all notices thereto and further agree to remain bound, notwithstanding any extension, renewal, modification, waiver, or other indulgence by any holder or upon the discharge or release of any obligor hereunder or to this note, or upon the exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an Indulgence for any other or future occasion. Any modification or change of terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgment of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State first appearing at the head of this note. The undersigned hereby execute this note as principals and not as sureties.

Signed in the presence of:




/s/ Mark Moldenhauer                            /s/ Mike Stuart
Witness                                   Auto Network USA, Inc.
                                          Mike Stuart, President



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                                 PROMISSORY NOTE


$117,500.00                                             Dated September 11, 1998
Principal Amount                                                State of Arizona


      This Promissory Note is hereby entered into on the 11th day of September, 1998 by and between Auto Network USA, Inc., an Arizona corporation having its office at 8135 E. Butherus, Suite 3, Scottsdale, Arizona, hereinafter referred to as the Borrower, AND,
     Pinnacle Financial Corporation, whose address is Post Office Box 14606, Scottsdale, Arizona 85267, hereinafter referred to as the Lender.
      Borrower hereby promises to pay Lender the sum of One Hundred Seventeen Thousand Five hundred Dollars ($117,500.00), together with interest thereon at the rate of twelve percent (12%) per annum on the unpaid balance. Said SUM shall be paid as follows:
     Interest payments shall be payable in arrears on the 3CP of each month, beginning September 30, 1998 and shall be due as follows: One payment of $744.23 due on September 30, 1998. Beginning with the October 30, 1998 interest payment and each month thereafter, interest payments shall be $1,175.00.
     The principal amount of $117,500.00 shall be due and payable on October 11, 1999 unless such termination of this Note shall occur in which case all principal amount shall be-come immediately due and payable.
     This note may be prepaid, in full at any time, without penalty. This Note may be extended at the option of the Lender on a month to month basis.
      The proceeds from this Note shall at all times be solely used to acquire motor vehicles for resale and their titles shall also serve as security and as collateral against the eventual repayment of this Note. Lender shall have the right to verify and confirm this collateral at any time and violation of this security shall be cause for the immediate termination of this Note.
      This Note shall be immediately due and payable upon the failure to make any payment due herein and/or upon the resignation or removal of Mr.
Mike Stuart as a Director of Auto Network USA, Inc.
     In the event this Note shall be in default, and placed with an attorney for collection, then the undersigned agree to pay all reasonable attorney ' fees and costs of collection. All payments hereunder shall be made to such address as shown above or as may from time to time be designated by Lender. Default interest shall be at eighteen percent (1 8%) per annum.
      This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Arizona
Signed in the presence of


/S/MARK MOLDENHAUER                       /S/ MIKE STUART
Witness                                   Auto Network USA, Inc
                                          Mike Stuart, President